                                                                     Exhibit 24

                              POWERS OF ATTORNEY

     The undersigned directors of L-3 Communications Holdings, Inc., a Delaware corporation which proposes to file with the Securities and Exchange Commission,
Washington, D.C. under the provisions of the Securities Act, a Registration
Statement on Form S-8 with respect to certain shares of its common stock issued or to be issued to its non-employee directors pursuant to the L-3
Communications Holdings, Inc. 1998 Directors Stock Option Plan for Non-Employee
Directors, hereby constitutes and appoints Frank C. Lanza, Michael T.
Strianese, Christopher C. Cambria, Ralph G. D'Ambrosio or any of them, as his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, to sign and file the proposed Registration
Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange
Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand at
New York, New York this 18th day of March 2005.

           SIGNATURE                             TITLE                        DATE
-------------------------------   -----------------------------------   ---------------

         /s/ Frank C. Lanza       Chairman, Chief Executive Officer     March 18, 2005
-----------------------------     (principal executive officer) and
         Frank C. Lanza           Director

                                  President and Director                March 18, 2005
-----------------------------
          Robert V. LaPenta

                                  Senior Vice President and             March 18, 2005
-----------------------------     Chief Financial Officer
        Michael T. Strianese      (principal financial officer)

                                  Vice President--Finance               March 18, 2005
-----------------------------     (principal accounting officer)
        Ralph G. D'Ambrosio

      /s/ Claude R. Canizares     Director                              March 18, 2005
-----------------------------
         Claude R. Canizares

      /s/ Thomas A. Corcoran      Director                              March 18, 2005
-----------------------------
         Thomas A. Corcoran

       /s/ Robert B. Millard      Director                              March 18, 2005
-----------------------------
          Robert B. Millard

     /s/ John M. Shalikashvili    Director                              March 18, 2005
-----------------------------
       John M. Shalikashvili

         /s/ Arthur L. Simon      Director                              March 18, 2005
-----------------------------
         Arthur L. Simon

       /s/ Alan H. Washkowitz     Director                              March 18, 2005
-----------------------------
         Alan H. Washkowitz

        /s/ John P. White         Director                              March 18, 2005
-----------------------------
          John P. White